UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K

                                _________________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2005

                                _________________

                            GRAN TIERRA ENERGY, INC.
                             (f/k/a GOLDSTRIKE INC.)
             (Exact name of registrant as specified in its charter)

                                _________________


           Nevada                      333-111656              Applied For
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

             10th Floor, 610-8th Avenue S.W.
                 Calgary, Alberta, Canada                      T2P 1G5
         (Address of principal executive offices)             (Zip Code)

                                 (403) 537-3218
              (Registrant's telephone number, including area code)

                                _________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                _________________

                 Section 1- Registrant's Business and Operation

Item 1.01 Entry into a Material Definitive Agreement

      On December 14, 2005, Gran Tierra Energy Inc. (the "Company") entered into Subscription Agreements (the "Subscription Agreements") with 26 accredited investors (the "Investors") pursuant to which the Company agreed to issue and sell, in a private placement offering (the "PPO") units ("Units") of the Company's securities. Each Unit consisted of one share of common stock ("Common Stock") and one warrant to purchase common stock ("Warrants"). Each Warrant entitles its holder to purchase one-half a share of Common Stock for an exercise price of $0.625 per one-half share, and is exercisable for a five year period from the date of issuance. The Units were offered at a price of $0.80 per Unit.

      Also on December 14, 2005, the Company and the Investors entered into Registration Rights Agreements (the "Registration Rights Agreements") pursuant to which the Company has agreed to register for resale the shares of Common Stock sold to the Investors in the PPO and the shares of Common Stock underlying the Warrants within 120 days of the closing date of the merger of the Company and Goldstrike, Inc, which occurred on November 10, 2005.

      The foregoing descriptions of the Subscription Agreement, Registration Rights Agreement and Warrants are merely summaries and are not intended to be complete. Such documents are each filed as exhibits to this Current Report and the full text of each such exhibit is incorporated herein by reference in its entirety. A copy of the Subscription Agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A copy of the form of the Warrants is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

                    Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

      The disclosure contained in Item 1.01 of this Current Report is incorporated herein by reference.

      Effective December 14, 2005, the Company conducted a closing on the PPO. The Units were offered and sold only to "accredited investors," as that term is defined by Rule 501 of Regulation D, and to persons who were neither residents in, nor citizens of, the United States. The Company derived gross proceeds of $1,074,577 from the sale of 1,343,221 Units in the Offering. The Company incurred costs in the amount of $33,637.15 in connection with the Offering. The net proceeds of the Offering are expected to be used for working capital and general corporate purposes.

                  Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits.

----------------- ---------------------------------- ---------------------------
                                                     Incorporated by Reference
Exhibit No.       Description                        to Filings Indicated
----------------- ---------------------------------- ---------------------------
4.1               Form of Warrant*
----------------- ---------------------------------- ---------------------------
10.1              Subscription Agreement*
----------------- ---------------------------------- ---------------------------
10.2              Registration Rights Agreement*
----------------- ---------------------------------- ---------------------------

----------------
* filed herewith


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Gran Tierra Energy, Inc.

                                          By: /s/ James Hart
                                              ----------------------------------
                                          Name: James Hart
                                          Title:  Chief Financial Officer

                                          Date:  December 14, 2005


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

EXHIBIT INDEX

----------------- -------------------------------- -----------------------------
                                                   Incorporated by Reference to
Exhibit No.       Description                      Filings Indicated
----------------- -------------------------------- -----------------------------
4.1               Form of Warrant*
----------------- -------------------------------- -----------------------------
10.1              Subscription Agreement*
----------------- -------------------------------- -----------------------------
10.2              Registration Rights Agreement*
----------------- -------------------------------- -----------------------------

----------------
* filed herewith


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